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                                                                    EXHIBIT 21.1

              LIST OF SUBSIDIARIES OF DEEPTECH INTERNATIONAL INC.


DeepFlex Production Services, Inc., a Delaware corporation
   FPS II, Inc., a Delaware corporation
   FPS III, Inc., a Delaware corporation
      RIGCO North America, L.L.C. a Delaware limited liability company
   FPS V, Inc., a Delaware corporation
      RIGCO North America, L.L.C. a Delaware limited liability company
   FPS IV, Inc., a Delaware corporation
   DeepFlex Holdings, L.L.C., a Delaware limited liability company (50%) DeepFlex Production Partners, L.P., a Delaware limited partnership (50%)
DeepTech Offshore (Cayman) Ltd., a company organized under the laws of Cayman Deepwater Production Systems, Inc., a Texas corporation
   FPS I, Inc., a Delaware corporation
Dover Technology, Inc., a Texas corporation (50%)
Key Ocean Services, Inc., a Texas corporation
Offshore Gas Processors, Inc., a Texas corporation
   Gulf Processing Partners, a Texas partnership (50%)
Offshore Gas Marketing, Inc., a Texas corporation
Tatham Offshore, Inc., a Delaware corporation
   Tatham Offshore Development, Inc., a Delaware corporation
   Tatham Offshore Canada Limited, a Nova Scotia company
   Tatham Offshore (Jersey) Ltd., a company organized under the laws of Jersey North Atlantic Pipeline Company, L.L.C., a Delaware limited liability company
      North Atlantic Pipeline (Nova Scotia) Company, U.L.C., a Nova Scotia
        unlimited liability company
      North Atlantic Pipeline Partners, L.P., a Delaware limited partnership North Atlantic Pipeline Partners, L.P., a Newfoundland limited partnership
Leviathan Holdings Company, a Delaware corporation
   Leviathan Gas Pipeline Company, a Delaware corporation
      Leviathan Gas Pipeline Partners, L.P., a Delaware limited partnership
          Delos Offshore Company, L.L.C., a Delaware limited liability company Ewing Bank Gathering Company, L.L.C., a Delaware limited liability company
          Flextrend Development Company, L.L.C., a Delaware limited liability company
          Green Canyon Pipe Line Company, L.L.C., a Delaware limited liability company
              West Cameron Dehydration Company, L.L.C., a Delaware limited liability company (50%)
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         Leviathan Oil Transport Systems, L.L.C., a Delaware limited liability company
         Manta Ray Gathering Company, L.L.C., a Delaware limited liability company
         Poseidon Pipeline Company, L.L.C., a Delaware limited liability company
             Poseidon Oil Pipeline Company, L.L.C., a Delaware limited
               liability company (36%)
         Sailfish Pipeline Company, L.L.C., a Delaware limited liability company
             Neptune Pipeline Company, L.L.C., a Delaware limited liability company
             Ocean Breeze Pipeline Company, L.L.C., a Delaware limited
               liability company
             Manta Ray Offshore Gathering Company, L.L.C., a Delaware limited liability company (25.7%)
             Nautilus Pipeline Company, L.L.C., a Delaware limited liability company (25.7%)
         Stingray Holding, L.L.C., a Delaware limited liability company
             Stingray Pipeline Company, a Louisiana partnership (50%)
         Tarpon Transmission Company, a Texas corporation
         Texam Offshore Gas Transmission, L.L.C., a Delaware limited liability company
             High Island Offshore System, a Delaware partnership (20%)
         Transco Hydrocarbons Company, L.L.C., a Delaware limited liability company
             U-T Offshore System, a Delaware partnership (33 1/3%)
         Transco Offshore Pipeline Company, a Delaware limited liability company
             High Island Offshore System, a Delaware partnership (20%)
         VK Deepwater Gathering Company, L.L.C., a Delaware limited liability company
             Viosca Knoll Gathering Company, a Delaware partnership (50%) VK-Main Pass Gathering Company, L.L.C., a Delaware limited liability company